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                                                                    Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring       March 24, 2005
Statement:

Issuer Name and Ticker or     Sears Holdings Corporation (SHLD)
Trading Symbol:

Designated Filer:             ESL Investments, Inc.

Other Joint Filers:           Edward S. Lampert, CRK Partners II, L.P., CRK
                              Partners, LLC, ESL Partners, L.P., ESL
                              Investors, L.L.C., ESL Institutional
                              Partners, L.P., ESL Investment Management,
                              L.L.C., RBS Partners, L.P., and RBS
                              Investment Management, L.L.C.

Addresses:                    The principal business address of each of the
                              Joint Filers above is 200 Greenwich Avenue,
                              Greenwich, CT 06830.

Signatures:

                              ESL PARTNERS, L.P.

                              By:  RBS Partners, L.P., as its general partner

                              By:  ESL Investments, Inc., as its general partner

                                 By:       /s/ Robert Jackowitz
                                           --------------------
                                    Name:  Robert Jackowitz
                                    Title:      Treasurer


                              RBS PARTNERS, L.P.

                              By:  ESL Investments, Inc., as its general partner

                                 By:       /s/ Robert Jackowitz
                                           --------------------
                                    Name:  Robert Jackowitz
                                    Title:      Treasurer


                              RBS INVESTMENT MANAGEMENT, L.L.C.

                              By:  ESL Investments, Inc., as its member

                                 By:       /s/ Robert Jackowitz
                                           --------------------
                                    Name:  Robert Jackowitz
                                    Title:      Treasurer
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                              ESL INVESTORS, L.L.C.

                              By:  RBS Partners, L.P., as its manager

                              By:  ESL Investments, Inc., as its general partner

                                 By:       /s/ Robert Jackowitz
                                           --------------------
                                    Name:  Robert Jackowitz
                                    Title:      Treasurer


                              ESL INSTITUTIONAL PARTNERS, L.P.

                              By:  RBS Investment Management, L.L.C., as

                              its general partner

                              By:  ESL Investments, Inc., as its manager

                                 By:       /s/ Robert Jackowitz
                                           --------------------
                                    Name:  Robert Jackowitz
                                    Title:      Treasurer


                              ESL INVESTMENT MANAGEMENT, L.L.C.

                                 By:       /s/ Robert Jackowitz
                                           --------------------
                                    Name:  Robert Jackowitz
                                    Title:      Treasurer


                              CRK PARTNERS II, L.P.

                              By:  CRK Partners, L.L.C., as its general partner

                              By:  ESL Investments, Inc., its sole member

                                 By:       /s/ Robert Jackowitz
                                           --------------------
                                    Name:  Robert Jackowitz
                                    Title:      Treasurer


                              CRK PARTNERS, LLC

                              By:  ESL Investments, Inc., its sole member

                                 By:       /s/ Robert Jackowitz
                                           --------------------
                                    Name:  Robert Jackowitz
                                    Title:      Treasurer

                              /s/ Edward S. Lampert
                              -------------------------------------------
                              Edward S. Lampert